                                                               EXECUTION VERSION

                  FIRST AMENDMENT, dated as of June 15, 2006 (this "Amendment")
to (a) the Credit Agreement, dated as of February 28, 2006 (the "Credit
Agreement"), by and among AIRCASTLE INVESTMENT HOLDINGS 2 LIMITED ("Holdings"), an exempted company organized and existing under the laws of Bermuda, AIRCASTLE
IRELAND NO. 3 LIMITED ("Irish Holdings"), a limited liability company incorporated in Ireland and an indirect subsidiary of the Parent, and certain
Holdings Subsidiary Trusts and Holdings SPCs designated as Borrowing Affiliates
(such Holdings Subsidiary Trusts and Holdings SPCs being referred to individually as a "Borrower" or collectively as the "Borrowers"), JPMORGAN CHASE
BANK, N.A., as administrative agent (the "Administrative Agent") and certain lenders from time to time parties thereto, and (b) the Parent Guarantor Guaranty
Agreement, dated as of February 28, 2006 (the "Guaranty") by Aircastle Limited
(formerly Aircastle Investment Limited) (the "Guarantor") to the Administrative
Agent. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement and the rules of interpretation set forth therein shall apply to this Amendment.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Holdings, Irish Holdings, the Borrowers, the Lenders and the
Administrative Agent are parties to the Credit Agreement;

     WHEREAS, Guarantor is party to the Guaranty;

     WHEREAS, the Borrowers have requested that the Lenders amend the Credit
Agreement and the Guaranty, as more fully described herein; and

     WHEREAS, the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendment to Section 1.1 of the Credit Agreement. Subsection 1.1 of
the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following substitute defined terms and related definitions:

         (a) "Advance Rate Percentage" means (a) until the earlier of (i) six months after the First Amendment Final Effective Date and (ii) completion of the
Parent IPO, 90% and (b) thereafter, 85%.

         (b) "Consolidated Net Worth" means at any date, all amounts that would, in conformity with GAAP, be included on a consolidated balance sheet of the
Parent and its Subsidiaries under stockholders' equity at such date plus, until the completion of the Parent IPO, the uncalled portion of the $100,000,000
Capital Call.

         (c) "First Amendment" means the First Amendment to the Agreement dated as of June 15, 2006, among the Holdings, Irish Holdings, the Borrowers, the
Lenders and the Administrative Agent.

         (d) "First Amendment Initial Effective Date" means the date on which the conditions precedent set forth in paragraph 8 of the First Amendment shall have been satisfied or waived, which date is June 15, 2006.

         (e) "First Amendment Final Effective Date" means the date on which the conditions precedent set forth in paragraph 9 of the First Amendment shall have been satisfied or waived.

         (f) "Offering Memorandum" means that certain Offering Memorandum, dated as of June 1, 2006 whereby ACS 2006-1 Pass Through Trust issues up to
$560,000,000 of Class G-1 Floating Rate Asset Backed Certificates Series 2006-1;

         (g) "Securitization Interests" means the "Class E-1 Securities" issued by ACS Aircraft Finance Ireland plc pursuant to the Offering Memorandum.

         (h) "Stated Termination Date" means November 15, 2007.

         (i) "Total Revolving Credit Commitment" means a principal amount equal to $750,000,000, as may be reduced from time to time in accordance with Section
2.7.

         2. Amendments to Sections 2.1(a); 2.3(b)(ii) and (iii), 2.12 and 8.22
of the Credit Agreement. Subsections 2.1(a); 2.3(b)(ii) and (iii) and Sections
2.12 and 8.22 of the Credit Agreement are each hereby amended by replacing references to "85%" therein with "the Advance Rate Percentage".

         3. Amendments to Section 8.21 of the Credit Agreement. Subsection
8.21(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "ACS Aircraft Finance Bermuda Limited and its successors and assigns shall continue to be owned 99.1% by AHC Ltd and 0.1% by Holdings (0.1%) or;"

         4. Amendment to Exhibit A to the Credit Agreement. Exhibit A to the
Credit Agreement shall be replaced in its entirety with a new Exhibit A attached as Annex I to this Amendment.

         5. Amendments to Section 8.3 of the Credit Agreement. Subsection 8.3 of
the Credit Agreement is hereby amended by inserting new clause (xiii) at the end thereof, as follows:

         "(xiii) Liens on the residual equity interest in ACS Aircraft Finance
Bermuda Limited in favor of Deutsche Bank Trust Company Americas, as Security
Trustee under the security trust agreement (each as referred to in the Offering
Memorandum), to secure the "Secured Obligations" under and as defined in such security trust agreement."

         6. Amendments to Section 9.1. Subsection 9.1(m) of the Credit Agreement
is hereby amended by inserting at the end of Section 9.1(m) the following:

         "or;
         (n) an "indenture event of default" occurs, as defined in the Offering
Memorandum;"

         7. Amendments to Section 10 of the Guaranty. Subsection 10(m)(ii) of
the Guaranty is hereby amended by inserting at the end thereof the following:

         "; and

         (C) On or following the Final Amendment Effective Date (as defined in the First Amendment to the Credit Agreement) the Guarantor may make a one-time distribution consisting of an aggregate amount of up to $37,000,000."

         8. Conditions to Initial Amendment Effective Date. Section 1, clauses b through g, and Sections 3 through 6 of this Amendment shall become effective upon the date (the "Initial Amendment Effective Date") when the following conditions are satisfied:

         (a) Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings, Irish
Holdings, the Guarantor, the Borrowers and the Lenders;

         (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein; and

         (c) Representations and Warranties. Each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

         9. Conditions to Final Amendment Effective Date. Section 1, clauses a,
h and i, Section 2 and Section 7 of this Amendment shall become effective upon the date (the "Final Amendment Effective Date") when the following conditions are satisfied:

         (a) Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings, Irish
Holdings, Guarantor, the Borrowers and the Lenders;

         (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein;

         (c) Representations and Warranties. Each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date;

         (d) Fees and Expenses. The Borrower shall pay (i) equally among each of
JPMorgan Chase Bank, N.A., Bear Stearns Corporate Lending and Citigroup Global
Markets Inc., an arrangement fee in an amount equal to 0.250% of the additional
$250,000,000 of commitments provided on the Final Amendment Effective Date and
(ii) all accrued and unpaid fees, costs and expenses in connection with the
Amendment and the transactions contemplated thereby to the extent then due and payable, together with the reasonable legal fees and expenses of the
Administrative Agent.

         (e) Repayment of Existing Credit Facility. All obligations under the
Bermuda Holding 1/AI 1 Credit Agreement shall have been repaid in full and all commitments thereunder terminated.

         10. Continuing Effect of Loan Documents. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement or the Guaranty not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the
Credit Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement and the Guaranty are and shall remain in full force and effect.

         11. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         12. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. Integration. This Amendment and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders
with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any
Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED
IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                      AIRCASTLE INVESTMENT HOLDINGS 2 LIMITED

                                      AIRCASTLE IRELAND NO. 3 LIMITED

                                      By: /s/ David Walton
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                                                               2

                                      AIRCASTLE LIMITED

                                      By: /s/ David Walton
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                                                               3

                                      WELLS FARGO BANK NORTHWEST,
                                      NATIONAL ASSOCIATION., as Owner Trustee
                                      under the respective Trust Agreements

                                      By: /s/ Nancy M. Dahl
                                         ---------------------------------------
                                         Name:  Nancy M. Dahl
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------

                                                                               4

                                      CONSTITUTION AIRCRAFT LEASING
                                      (IRELAND) 2 LIMITED

                                      By: /s/ Tony Traynor
                                         ---------------------------------------
                                         Name:  Tony Traynor
                                              ----------------------------------
                                         Title: Director
                                               ---------------------------------

                                                                               5

                                      JPMORGAN CHASE BANK, N.A., as Agent and as
                                      a Lender

                                      By: /s/ Matthew H. Massie
                                         ---------------------------------------
                                         Name: Matthew H. Massie
                                              ----------------------------------
                                         Title: Managing Director
                                               ---------------------------------

                                                                               6

                                      BEAR STEARNS CORPORATE LENDING INC.,
                                      as a Lender

                                      By: /s/ Jeffrey Mayer
                                         ---------------------------------------
                                         Name: Jeffrey Mayer
                                              ----------------------------------
                                         Title: Senior Managing Director
                                               ---------------------------------

                                                                               7

                                      CITIBANK, N.A.,
                                      as a Lender

                                      By: /s/ Gaylord C. Holmes
                                         ---------------------------------------
                                         Name: Gaylord C. Holmes
                                              ----------------------------------
                                         Title: Director
                                               ---------------------------------

                                                                               8

                                                                         ANNEX I

                                         EXHIBIT A

                        Applicable Commitment Percentages
                        ---------------------------------

                                                                   Applicable Commitment
Lenders                             Revolving Credit Commitment         Percentage
-------                             ---------------------------    ---------------------

JPMorgan Chase Bank, N.A.               $    250,000,000.00                 33.33%
Bear Stearns Corporate Lending Inc.     $    250,000,000.00                 33.33%
Citigroup Global Markets Inc.           $    250,000,000.00                 33.33%